UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2017

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

440-808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to TravelCenters of America LLC and certain of its subsidiaries, unless otherwise noted.

Item 8.01.  Other Events.

On November 30, 2016, we filed a complaint, or the Complaint, captioned TA Operating LLC v. Comdata, Inc. and FleetCor Technologies, Inc., C.A. No. 12954-CB (Del. Ch.), in the Court of Chancery of the State of Delaware, or the Court of Chancery, against Comdata, Inc., or Comdata, and its parent, FleetCor Technologies, Inc., with respect to a notice of termination we received from Comdata on November 3, 2016.  Based upon Comdata’s allegations that we had breached an agreement under which we agreed to install radio frequency identification, or RFID, technology at our travel centers, or the RFID Agreement, the notice purported to terminate a different agreement between us and Comdata under which we agreed to accept Comdata issued fuel cards through January 2, 2022, for certain purchases by our customers in exchange for set fees payable by us to Comdata, or the Merchant Agreement.

At a hearing held on December 14, 2016, the Court of Chancery denied our request for preliminary injunctive relief subject to Comdata’s agreement to continue providing services under the Merchant Agreement pending a final ruling from the Court of Chancery. On December 21, 2016, Comdata filed a counterclaim alleging that we defaulted under the RFID Agreement and that this alleged default allows Comdata to terminate both the RFID Agreement and the Merchant Agreement. In addition, beginning February 1, 2017, Comdata unilaterally began to withhold increased fees from the transaction settlement payments due to us.  A trial was held during the week of April 3, 2017. Post-trial briefing concluded on May 22, 2017, and post-trial argument was held on June 16, 2017.

On September 11, 2017, the Court of Chancery issued its post-trial Memorandum Opinion.  The Court of Chancery found that we are entitled to, among other things, an order requiring Comdata to specifically perform under the Merchant Agreement, and awarded damages to us and against Comdata for the difference between the higher transaction fees we have paid to Comdata since February 1, 2017 and what we should have paid during this period under the fee structure in the Merchant Agreement, plus pre- and post- judgment interest under applicable law.  At trial, our expert estimated those damages to be approximately $30,715 per day (excluding interest).  The Court of Chancery also found that the Merchant Agreement provides for an award of reasonable attorneys’ fees and costs to the prevailing party in a lawsuit enforcing any rights under the Merchant Agreement.  We and Comdata have been directed to submit a form of final judgment with an accounting of TA’s damages and a proposed schedule for resolution of those fees and costs within ten days of the date of the Memorandum Opinion.

A copy of the Memorandum Opinion issued September 11, 2017 by the Court of Chancery is attached as Exhibit 99.1 to this Current Report.  A copy of the press release we issued on September 11, 2017 regarding the Memorandum Opinion is attached as Exhibit 99.2 to this Current Report.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL. FOR EXAMPLE,

•                  THIS CURRENT REPORT STATES THAT THE COURT OF CHANCERY FOUND THAT WE ARE ENTITLED TO AN ORDER REQUIRING COMDATA TO SPECIFICALLY PERFORM UNDER THE MERCHANT AGREEMENT, AND AWARDED DAMAGES TO US AND AGAINST COMDATA FOR THE DIFFERENCE BETWEEN THE HIGHER TRANSACTION FEES WE HAVE PAID TO COMDATA SINCE FEBRUARY 1, 2017 AND WHAT WE SHOULD HAVE PAID DURING THIS PERIOD UNDER THE FEE STRUCTURE IN THE  MERCHANT AGREEMENT, PLUS PRE- AND POST- JUDGMENT INTEREST UNDER APPLICABLE LAW.  COMDATA MAY APPEAL THE COURT

OF CHANCERY RULING AND THE RULING MAY BE REVERSED OR AMENDED UPON APPEAL.

•                  THIS CURRENT REPORT STATES THAT THE COURT OF CHANCERY HAS ORDERED COMDATA TO SPECIFICALLY PERFORM UNDER THE MERCHANT AGREEMENT.  WE DO NOT KNOW IF COMDATA WILL HONOR ITS OBLIGATIONS UNDER THE MERCHANT AGREEMENT OR ALLEGE SOME REASON WHY IT MAY NOT HONOR THE MERCHANT AGREEMENT.

•                  THIS CURRENT REPORT STATES THAT OUR EXPERT ESTIMATED OUR DAMAGES TO BE APPROXIMATELY $30,715 PER DAY (EXCLUDING INTEREST) AND THAT THE COURT OF CHANCERY ALSO FOUND THAT THE MERCHANT AGREEMENT PROVIDES FOR AN AWARD OF REASONABLE ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY IN A LAWSUIT ENFORCING ANY RIGHTS UNDER THE MERCHANT AGREEMENT.  THE FINAL ACCOUNTING OF THE AMOUNT OF OUR DAMAGES THAT COMDATA MUST PAY TO US MAY BE MORE OR LESS THAN OUR EXPERT’S ESTIMATE AND THE COURT OF CHANCERY HAS NOT YET AWARDED AND MAY NOT AWARD US ANY OF OUR ATTORNEYS’ FEES AND COSTS RELATED TO THIS LAWSUIT.

•                  LITIGATION AND COURT DECISIONS OFTEN PRODUCE UNEXPECTED RESULTS.  THE COURT OF CHANCERY RULING LEAVES UNDECIDED THE FINAL AWARD OF DAMAGES AND ATTORNEYS FEES TO BE PAID BY COMDATA TO US AND, ACCORDINGLY, THE DECISION IS NOT YET FINAL.  CONTINUING LITIGATION IS OFTEN EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1

Memorandum Opinion, issued September 11, 2017 by the Court of Chancery of the State of Delaware in the case of TA Operating LLC, Plaintiff, v. Comdata, Inc. and FleetCor Technologies, Inc., Defendants, (C.A. No.  12954-CB)

99.2	Press release issued by TravelCenters of America LLC on September 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: September 12, 2017	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer